UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
SECURITIES EXCHANGE ACT OF 1934

☒ Filed by the Registrant       ☐ Filed by a Party other than the Registrant

Check the appropriate box:
☒	Preliminary Information Statement
☐	Definitive Information Statement Only
☐	Confidential, for Use of the Commission (as permitted by Rule 14c)

STAR ALLY INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________
Name of Person(s) Filing Information Statement, if other than Registrant:

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐ Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided  by  Exchange  Act Rule 0-11 (a) (2) and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by  registration  statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party: ____________________________
4)	Date Filed: ____________________________

STAR ALLY INC.
1980 Festival Plaza Drive Suite 530
 Las Vegas, NV 89135
(702) 463-8880

Copies of correspondence to:
Frederick C. Bauman, Esq.
Bauman & Associates Law Firm
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

Date of Mailing: January ___, 2017

TO THE STOCKHOLDERS OF STAR ALLY INC.:

The attached Information Statement is furnished by the Board of Directors (the "Board") of Star Ally Inc. (the "Company," "we" or "us"). The Company, a Nevada corporation, is a public company registered with the Securities and Exchange Commission.

On January 20, 2017, a stockholder holding 12,793,000 shares, or approximately 73.62%, of our issued and outstanding $0.001 par value common stock ("Common Stock"), consented in writing to amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent was sufficient to approve the Certificate of Amendment under Nevada law and our Articles of Incorporation. The attached Information Statement describes the Certificate of Amendment that the common stockholders of the Company have approved, which will authorize the Company to change our corporate name to “DKG Capital Inc.,” issue up to 5,000,000,000 shares of common stock and effectuate a 30: 1 forward split of our common stock.  The Certificate of Amendment will become effective upon filing with the Nevada Secretary of State, which can occur no earlier than twenty (20) calendar days after the filing and dissemination of the Definitive Information Statement.

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

There are no stockholder dissenters' or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety.  It describes the terms of the actions taken by the stockholders.

Although you will not have an opportunity to vote on the approval of the Certificate of Amendment, this Information Statement contains important information about the Certificate of Amendment.

By Order of the Board of Directors

/s/ Tesheb Casimir
Tesheb Casimir, President, CEO and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS IN CONNECTION WITH THIS NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT:

STAR ALLY INC.
1980 Festival Plaza Drive Suite 530
 Las Vegas, NV 89135
(702) 463-8880

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A  PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Star Ally Inc., a Nevada corporation (the "Company," "we" or "us"), to advise them of the corporate actions that have been authorized by written consent of one of the Company's stockholders, which owns approximately 73.62% of the Company's common stock as of the record date of January 11, 2017 (the "Record Date"). These actions are being taken without notice, meetings or votes in accordance with the Nevada Revised Statutes (N.R.S.) Section78.320 and the Company’s Articles of Incorporation. This Information Statement is being mailed to the stockholders of the Company, as of the Record Date, on January ___, 2017.

On January 11, 2017, the Board of Directors approved, and recommended to the stockholders for approval, an amendment to the Company's Articles of Incorporation (the "Certificate of Amendment") that will authorize the Company to change our corporate name to “DKG Capital Inc.,” issue up to 5,000,000,000 shares of common stock and effectuate a 30: 1 forward split of our common stock. The full text of the Certificate of Amendment is attached to this Information Statement as Appendix A.

On January 20, 2017, a stockholder holding 12,793,000 shares, or approximately 73.62%, of our issued and outstanding Common Stock (and thus a majority of our voting power) consented in writing to the Certificate of Amendment. This consent was sufficient to approve the Certificate of Amendment under Nevada law.

NO VOTE REQUIRED

We are not soliciting consents to approve the Certificate of Amendment. Nevada law and our Articles of Incorporation permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

NO APPRAISAL RIGHTS

Under Nevada corporate law, stockholders have no appraisal or dissenters' rights in connection with the Certificate of Amendment.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Certificate of Amendment that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

In some instances we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our President at (702) 463-8880, and requests in writing should be sent to Star Ally Inc., Attention President, 1980 Festival Plaza Drive Suite 530, Las Vegas, NV 89135, USA.  Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

AMENDMENTS TO THE ARTICLES OF INCORPORATION

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE OUR CORPORATE NAME TO “DKG CAPITAL INC.”

The corporate name change is intended to better express the Company’s intended business focus going forward.

AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE COMPANY TO ISSUE UP TO 2,000,000,000 SHARES OF COMMON STOCK.

Our Articles of Incorporation currently authorize 100,000,000 shares of common stock, $0.001 par value, of which 17,376,000 shares were outstanding as of the Record Date.  In order to grant us the flexibility to issue our equity securities in the manner best suited for the Company in order to consummate corporate acquisitions, or as may be required by the capital markets, the Certificate of Amendment will create an additional 5,000,000,000 authorized shares of common stock for us to issue.  The Certificate of Amendment will provide us with increased financial flexibility in meeting future capital requirements by providing additional authorized shares of Common Stock, which will be available for issuance from time to time as determined by the Board for any proper corporate purpose.

The Certificate of Amendment provide that Article 3 (Authorized Stock) is deleted in its entirety and replaced with the following:

“3. The Capital Stock shall consist of 5,000,000,000 shares of common stock, $0.001 par value, all of which stock shall be entitled to voting power.  The Corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors.”

AMENDMENT TO THE ARTICLES OF INCORPROATION TO EFFECTUATE A 30:1 FORWARD SPLIT OF THE COMPANY’S COMMON STOCK

A 30 for 1 forward split of the Company’s common stock will be effectuated as of the Record Date.  This means that a shareholder holding 100 shares as of the Record Date will receive 2,900 additional shares of common stock, so that the shareholder will hold a total of 3,000 shares of common stock after the forward stock split.  Shareholders will not need to return their share certificates; the additional shares will be entered on the books of the Company’s stock transfer agent, Quicksilver Stock Transfer, LLC.  Shareholder may request certificates for the additional shares, at the shareholder’s expense, from our stock transfer agent.

The amendments will become effective when the Certificate of Amendment is filed with the Secretary of State of Nevada and has thereafter been approved by the Financial Industry Regulatory Authority (“FINRA”)..

Possible Effects of the Authorization to Issue More Common Shares

Subject to the limitations prescribed by law, the Board of Directors would be expressly authorized, at its discretion, to determine the consideration to be paid for any of the additional shares of common stock and other terms of its issuance.   Under Nevada law, shares of common stock may be issued for a price below par value.  In the event that shares of common stock are issued for a purchase price below what you paid for your shares, the value of your shares could be diluted. You have no preemptive rights as to issuance of additional shares of common stock.  There are currently no plans, arrangements, commitments or understandings for the issuance of any of the additional shares of common stock which are proposed to be authorized.

Possible Effects of the 30:1 Forward split of our Common Shares

The Company believes that the forward split is necessary in order to increase the number of the Company’s shares that may be traded in the public markets, permitting a more efficient public market and better execution of trades.  However, the forward stock split will result in a lower per-share market price.  In the event that the forward split results in our market price falling below a penny ($0.01), our stockholders may have greater difficulty depositing their shares with a broker dealer for sale.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the Common Stock of the Company as of January ___, 2017, for (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's executive officers, (iii) each of the Company's directors and (iv) all directors and executive officers as a group. Applicable percentage ownership in the following table is based on _________________ shares of Common Stock outstanding or reserved for issuance as of January ___, 2017.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In addition, shares of Common Stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days of January ___, 2016, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Owner	% Class (1)
(2) (3) Officers and Directors (4):

Tesheb Casimir President, CEO and Director 1980 Festival Plaza Dr Ste 530 Las Vegas, NV 89135	Common Stock	12,793,000	73.62%

Officer and Directors as a Group		12,793,000	73.62%

Tesheb Casimir 1980 Festival Plaza Dr Ste 530 Las Vegas, NV 89135	Common Stock	12,793,000	73.62%

5% Shareholders as a Group		12,793,000	73.62%

Officers, Directors and 5% Shareholder as a Group		12,793,000	73.62%

(1)	Based on 17,376,000 common shares outstanding as of November 14, 2016.

(2)
For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any common shares that such person or group has the right to acquire within 60 days after January 11, 2017. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after January 11, 2017 are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.

(3)	These are the officers and directors of the Company.

 CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain "forward-looking statements." All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as "expects," "anticipates," "plans," "believes," "projects," and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

*                Annual Report on Form 10-K for the fiscal year ended December 31, 2015; and
*                Quarterly Reports on Form 10-Q for the periods ended March 31, 2016, June 30, 2016 and September 30, 2016.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

/s/ Tesheb Casimir
Tesheb Casimir, President, CEO and Director
Las Vegas, Nevada
January ___, 2017

Certificate of Amendment
To the
Articles of Incorporation

Pursuant to the provisions of the Sections 78.385 and 78.390 of the Nevada Revised Statutes (NRS), the undersigned corporation adopts the following Certificate of Amendment to its Articles of Incorporation:

1.	Name of corporation: STAR ALLY INC..

2.	The articles have been amended as follows:

Article 1 (Corporate Name) is deleted in its entirety and replaced with the following:

“1.  The Corporations name is “DKG Capital Inc.”

Article 3 (Authorized Stock) is deleted in its entirety and replaced with the following:

“3. The Capital Stock shall consist of 5,000,000,000 shares of common stock, $0.001 par value, all of which stock shall be entitled to voting power.  The Corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors.”

A 30:1 forward split of the Corporation’s common stock shall be effective as of January 11, 2017, the Record Date.

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 73.62%..

4.	Effective date and time of filing: (optional) Date: _______________ Time: _________________

5.	Signature: (required)

/S/ Tesheb Casimir
Signature of Officer: Tesheb Casimir, President